                                                                   EXHIBIT 4.2

                 FORM OF AMENDED AND RESTATED TRUST AGREEMENT

                                    among

                  CATERPILLAR FINANCIAL FUNDING CORPORATION

                                  Depositor

                                     and

                               [Owner Trustee],

                                Owner Trustee

                              Dated as of [Date]

                              TABLE OF CONTENTS

      Section 3.07.  Access to List of Certificateholder's Names and

      Section 4.01.  Prior Notice to Certificateholder with Respect to
                     Certain Matters........................................10

      Section 4.02.  Action By the Certificateholder with Respect to
                     Certain Matters........................................10

      Section 4.03.  Action By Certificateholder with Respect to
                     Bankruptcy.............................................11

                                       -i-

      Section 5.05.  Accounting and Report to the Noteholders, the
                     Certificateholder, the Internal Revenue Service

      Section 6.04.  No Duties Except as Specified in This Agreement or
                     in Instructions........................................14

      Section 6.05.  No Action Except under Specified Documents or

      Section 7.06.  Owner Trustee Not Liable for the Certificate,

                                       -ii-

      Section 12.02. Additional Representations and Warranties of the
                     Owner Trustee. ........................................27

      Section 12.03. Information to Be Provided by the Owner Trustee. ......27

      Section 12.04. Indemnification; Remedies. ............................27

      EXHIBITS

                                       -111-

    AMENDED  AND  RESTATED  TRUST  AGREEMENT  dated  as of  [Date],  between
CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation,  as depositor
(the "Depositor"), and [OWNER TRUSTEE], as trustee (the "Owner Trustee").

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01.     Capitalized Terms.  For all purposes of this Agreement, the following terms shall have the meanings set forth below:

      "Administration  Agreement" means the Administration Agreement, dated as of [Date], among the Administrator,  the Issuing Entity, the Depositor and the
Indenture Trustee,  as the same may be amended,  modified or supplemented from time to time.

      "Administrator"  means Caterpillar  Financial  Services  Corporation,  a
Delaware corporation,  or any successor Administrator under the Administration
Agreement.

      "Agreement"  means this  Trust  Agreement,  as the same may be  amended, modified or supplemented from time to time.

      "Basic Documents" means the Purchase  Agreement,  the Sale and Servicing
Agreement,  the  Indenture,  the  Administration   Agreement,  the  Depository
Agreement,  the Custodial Agreement,  the Notes, the Certificate and the other documents and certificates delivered in connection therewith.

      "Benefit Plan Investor" has the meaning specified in Section 11.12.

      "Certificate  Balance"  has  the  meaning  specified  in  the  Sale  and
Servicing Agreement.

      "Certificate   Distribution   Account"  has  the  meaning  specified  in
Section 5.01.

      "Certificateholder" means the registered holder of the Certificate.

      "Certificate  of Trust"  means the  Certificate  of Trust in the form of
Exhibit B   which  has  been  filed  for  the  Issuing   Entity   pursuant  to
Section 3810(a) of the Statutory Trust Statute.

      "Certificate  Register" and  "Certificate  Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.04.

      "Certificateholder  Certification" means a certification with respect to non-foreign status and Benefit Plan Investor status in the form of Exhibit C.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commission" means the United States Securities and Exchange  Commission or any successor entity.

      "Corporate Trust Office" means,  with respect to the Owner Trustee,  the principal  corporate  trust office of the Owner Trustee located at [Address of
Owner  Trustee];  or at such other  address as the Owner Trustee may designate by  notice  to the  Certificateholder  and  the  Depositor,  or the  principal corporate  trust office of any  successor  Owner Trustee (the address of which the successor owner trustee will notify the Depositor and the Owner).

      "Depositor"  means  Caterpillar  Financial  Funding  Corporation  in its capacity as Depositor, and its successors in such capacity.

      "Depository  Agreement"  means the  agreement,  dated [Date],  among the
Issuing Entity, the Indenture Trustee and The Depository Trust Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Expenses" has the meaning specified in Section 8.02.

      "Indemnified Parties" has the meaning specified in Section 8.02.

      "Indenture"  means  the  Indenture,  dated  as of  [Date],  between  the
Issuing  Entity  and  the  Indenture  Trustee,  as the  same  may be  amended, modified or supplemented from time to time.

      "Indenture  Trustee" means  [Indenture  Trustee],  not in its individual capacity  but  solely  as  Indenture  Trustee  under  the  Indenture,  and any successor Indenture Trustee under the Indenture.

      "Issuing Entity" means Caterpillar  Financial Asset Trust 200[_]-[_],  a
Delaware statutory trust, and its successors.

      "Original  Trust  Agreement"  means  the  Trust  Agreement,  dated as of
[Date], between Depositor and Owner Trustee.

      "Owner Trust Estate" means all right,  title and interest of the Issuing
Entity in and to the  property  and  rights  assigned  to the  Issuing  Entity pursuant  to  Article  II of the Sale and  Servicing  Agreement,  all funds on deposit  from  time  to  time  in  the  Trust  Accounts  and  the  Certificate
Distribution  Account and all other  property of the Issuing  Entity from time to time,  including  any rights of the Owner  Trustee and the  Issuing  Entity pursuant to the Sale and Servicing Agreement and the Administration Agreement.

      "Owner Trustee" means [Owner Trustee],  a national banking  association, not in its  individual  capacity  but  solely  as  owner  trustee  under  this
Agreement, and any successor Owner Trustee hereunder.

      "Paying  Agent"  means any paying  agent or  co-paying  agent  appointed pursuant to Section 3.09 and shall initially be [Name].

      "Record  Date"  means,  with  respect to any  Distribution  Date and the
Certificate,  at the close of business on the last  calendar  day of the month preceding the month in which such Distribution Date occurs.

      "Regulation  AB"  means  Subpart  229.1100  –  Asset  Backed  Securities
(Regulation  AB), 17 C.F.R.  §§229.1100-229.1123,  as such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been  provided  by  the  Commission  in  the  adopting  release  (Asset-Backed
Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg.  1,506,  1,531
(January  7, 2005)) or by the staff of the  Commission,  or as may be provided by the Commission or its staff from time to time.

      "Sale  and  Servicing  Agreement"  shall  mean the  Sale  and  Servicing
Agreement,  dated as of [Date],  among the Issuing Entity,  the Depositor,  as
Depositor,  and Caterpillar  Financial Services  Corporation,  as servicer, as the same may be amended, modified or supplemented from time to time.

      "Sarbanes Certification" is defined in Section 12.04(c).

      "Secretary  of State" shall mean the  Secretary of State of the State of
Delaware.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Servicing  Criteria"  means the "servicing  criteria" set forth in Item
1122(d) of Regulation AB, as such may be amended from time to time.

      "Statutory  Trust  Statute" means Chapter 38 of Title 12 of the Delaware
Code,  12 Del.  Code § 3801 et seq.,  as the same may be amended  from time to time.

      "Transaction  Party"  means  the  Issuing  Entity,  the  Depositor,  the
Servicer,  the Owner Trustee, the Indenture Trustee, the Administrator and any
other material transaction party in connection with the Notes.

      "Treasury   Regulations"  means   regulations,   including  proposed  or
temporary  regulations,  promulgated  under  the  Code.  References  herein to specific  provisions  of  proposed  or  temporary  regulations  shall  include
analogous   provisions  of  final  Treasury  Regulations  or  other  successor
Treasury Regulations.

      "Trust" means the Issuing Entity.

      "Trustee   Information"   has   the   meaning   specified   in   Section
12.04(a)(i)(A).

Section 1.02.     Other Definitional Provisions.

(a)   Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

(b)   All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)   As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this
Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this
Agreement or in any such certificate or other document shall control.

(d)   The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation"; the term "or" is not exclusive; and the term "proceeds" has the meaning set forth in the UCC.

(e)   The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                 ORGANIZATION

Section 2.01.     Name.  The Trust created hereby shall be known as
"Caterpillar Financial Asset Trust 20[__]-[_]," in which name the Owner
Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.     Office.  The office of the Trust shall be in care of the
Owner Trustee at the Corporate Trust Office or at such other address in the
State of Delaware as the Owner Trustee may designate by written notice to the
Depositor.

Section 2.03.     Purpose and Powers.

(a)   The purpose of the Trust is to engage in the following activities:

(i)   to issue the Class A-1 Notes, Class A-2 Notes, the Class A-3 Notes, the
Class A-4 Notes and the Class B Notes pursuant to the Indenture and the
Certificate pursuant to this Agreement, and to sell $[____] aggregate principal amount of the Class A-1 Notes, $[____] aggregate principal amount of Class A-2 Notes, $[____] aggregate principal amount of the Class A-3
Notes, $[____] aggregate principal amount of the Class A-4 Notes, $[____]
aggregate principal amount of Class B Notes to or upon the written order of the Depositor pursuant to Section 2.01 of the Sale and Servicing Agreement and issue the Certificate with an initial Certificate Balance of $[____] to or upon the written order of the Depositor pursuant to Section 2.01 of the
Sale and Servicing Agreement;

(ii)  with the proceeds from capital contributions from the Depositor to pay the organizational, start-up and transactional expenses of the Trust and to fund the Reserve Account;

(iii) to assign, grant, transfer, pledge, mortgage and convey the Trust
Estate pursuant to the Indenture and to hold, manage and distribute to the
Certificateholder pursuant to the terms of the Sale and Servicing Agreement and this Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)  to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)   to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(vi)  subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner
Trust Estate and the making of distributions to the Certificateholder and the
Noteholders.

The Trust shall not engage in any activity  other than in connection  with the foregoing  or  other  than as  required  or  authorized  by the  terms of this
Agreement or the Basic Documents.

Section 2.04.     Appointment of Owner Trustee.  The Depositor hereby
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial Capital Contribution of Trust Estate.  Pursuant to
the Original Trust Agreement, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee, as of the date thereof, the sum of $100.  The Owner Trustee hereby acknowledges receipt in trust from the
Depositor, as of the date of the Original Trust Agreement, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.     Declaration of Trust.  The Owner Trustee hereby declares
that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Trust under the Basic Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust.  It is the intention of the parties hereto that, for income and franchise tax purposes, the Trust shall be treated as a "disregarded entity" and, therefore, shall be disregarded as an entity separate from the Certificateholder.  The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a disregarded entity for such tax purposes. Effective as of the date hereof, the Owner
Trustee shall have all rights, powers and duties set forth herein and in the
Statutory Trust Statute with respect to accomplishing the purposes of the
Trust.

Section 2.07.     Liability of the Certificateholder.  The Certificateholder
shall not have any personal liability for any liability or obligation of the
Trust.

Section 2.08.     Title to Trust Property.  Legal title to all the Owner
Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be.

Section 2.09.     Situs of Trust.  The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York.  The Trust shall not have any employees in any state other than
Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of
Delaware.  Payments will be received by the Trust only in Delaware or New
York, and payments will be made by the Trust only from Delaware or New York.
The only office of the Trust will be at the Corporate Trust Office in
Delaware.

Section 2.10.     Representations and Warranties of Depositor.  The Depositor
hereby represents and warrants to the Owner Trustee that:

(a)   The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)   The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would render any Receivable unenforceable that would otherwise be enforceable by the Depositor, the Servicer or the Owner Trustee.

(c)   The Depositor has the power and authority to execute and deliver this
Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor shall have duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

(d)   The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the
Depositor's knowledge, any order, rule or regulation applicable to the

Depositor of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the
Depositor or its properties.

(e)   There are no proceedings or investigations pending, or, to the best of
Depositor's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties which (i) assert the invalidity of this Agreement or any of the Basic Documents, (ii) seek to prevent the consummation of any of the transactions contemplated by this
Agreement or any of the Basic Documents, or (iii) seek any determination or ruling that might materially and adversely affect the performance by the
Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents.

Section 2.11.     Amended and Restated Trust Agreement.  This Agreement
amends and restates in its entirety the Original Trust Agreement.

                                ARTICLE III

                    CERTIFICATE AND TRANSFER OF INTERESTS

Section 3.01.     Initial Ownership.  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and thereafter so long as the Depositor remains the "Certificateholder," the Depositor shall be the sole beneficiary of the Trust.  Notwithstanding any other provision of this
Agreement, the interest of the Depositor in the Trust (including its interest by virtue of being the holder of the Certificate) shall be transferable only in whole and any successor to the Depositor pursuant to such a transfer shall thenceforth be deemed the Depositor for purposes of this Agreement.  No such transfer shall be effective until such time as written notice thereof signed by both the transferor and transferee and an executed copy of the
Certificateholder Certification are delivered to the Owner Trustee.

Section 3.02.     Form of Certificate.  The Certificate shall be issued in an original Certificate Balance of $[____].  The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee.  The Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificate or did not hold such offices at the date of authentication and delivery of the Certificate.

Section 3.03.     Authentication of the Certificate.  Concurrently with the
initial sale of the Receivables to the Trust pursuant to the Sale and
Servicing Agreement, the Owner Trustee shall cause the Certificate in a principal amount equal to the initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, its President, any
Vice President, its Treasurer, its Secretary or any Assistant Treasurer,
without further corporate action by the Depositor.  The Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on the Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that the
Certificate shall have been duly authenticated and delivered hereunder. The
Certificate shall be dated the date of its authentication.

Section 3.04.     Registration of Transfer of the Certificate.  The
Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificate and of transfers of the
Certificate as herein provided.  [Name] shall be the initial Certificate
Registrar.

      Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, a new Certificate of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.  The Owner
Trustee shall not register a transfer of any Certificate unless the transferee of the Certificate delivers to the Certificate Registrar and authenticating agent an executed Certificateholder Certification.

      The Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the
Certificateholder or its attorney duly authorized in writing, along with a
Certificateholder Certification duly executed by the transferee of such
Certificate.  The Certificate surrendered for registration of transfer shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

      No service charge shall be made for any registration of transfer of the
Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

      The Certificate has not been and will not be registered under the
Securities Act, or any state securities laws and neither the Certificate nor any interest therein may be offered, sold, pledged or otherwise transferred except in accordance with applicable securities laws of any state of the
United States and in reliance on the private placement exemption of the
Securities Act.  The Trustee may (but shall not be obligated) at any time or times request an Opinion of Counsel as to compliance with this restriction in connection with any transfer of a Certificate.

Section 3.05.     Mutilated, Destroyed, Lost or Stolen Certificate.  If  (a)
the Certificate is mutilated and shall be surrendered to the Certificate
Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Certificate and (b)
there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that the Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination.  In connection with the issuance of any new
Certificate under this Section, the Owner Trustee or the Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.06.     Persons Deemed Owner.  Prior to due presentation of the
Certificate for registration of transfer, the Owner Trustee or the
Certificate Registrar may treat the Person in whose name a Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate
Registrar shall be bound by any notice to the contrary.

Section 3.07.     Access to List of Certificateholder's Names and Addresses.
The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer or the Depositor in writing, the name and address of the Certificateholder as of the most recent Record Date.  The
Certificateholder, by receiving and holding the Certificate, shall be deemed to have agreed not to hold either the Depositor or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.08.     Maintenance of Office or Agency.  The Owner Trustee shall
maintain in the Borough of Manhattan, in the City of New York, an office or offices or agency or agencies where notices and demands to or upon the Owner
Trustee in respect of the Certificate and the Basic Documents may be served.
The Owner Trustee initially designates [Name and address] as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor of any change in the location of the
Certificate Register or any such office or agency.

Section 3.09.     Appointment of Paying Agents.  The Paying Agent shall make distributions to the Certificateholder from the Certificate Distribution
Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee.  Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above.  The Owner
Trustee may revoke such power and remove the Paying Agent if the Owner
Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Paying Agent shall initially be [Name], and any co-paying agent chosen by [Name], and acceptable to the Owner Trustee.  [Name] shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner
Trustee.  In the event that [Name] shall no longer be the Paying Agent, the
Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor
Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner
Trustee that as Paying Agent, such successor Paying Agent or additional
Paying Agent will hold all sums, if any, held by it for payment to the
Certificateholder in trust for the benefit of the Certificateholder entitled thereto until such sums shall be paid to the Certificateholder.  The Paying
Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 3.10.     Certificate Nonassessable and Fully Paid.  The interests
represented by the Certificate shall be nonassessable for any losses or expenses of the Issuing Entity or for any reason whatsoever, and, upon the authentication thereof by the Owner Trustee pursuant to Section 3.03, 3.04 or
3.05, the Certificate is and shall be deemed fully paid.

                                   ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

Section 4.01.     Prior Notice to Certificateholder with Respect to Certain
Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the
Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Owner
Trustee in writing prior to the 30th day after such notice is given that the
Certificateholder has withheld consent or provided alternative direction:

(a)   the initiation of any claim or lawsuit by the Trust (other than an action to collect on a Receivable) and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on a
Receivable);

(b)   the election by the Trust to file an amendment to the Certificate of
Trust;

(c)   the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)   the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholder;

(e)   the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the
Certificateholder; or

(f)   the appointment pursuant to the Indenture of a successor Note
Registrar, Paying Agent or Trustee or the appointment pursuant to this
Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Trustee or Certificate
Registrar of its obligations under the Indenture or this Agreement, as applicable.

                                       10

Section 4.02.     Action By the Certificateholder with Respect to Certain
Matters.  The Owner Trustee shall not have the power, except upon the direction of the Certificateholder, to (a) remove the Administrator under the
Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration
Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or (d) except as expressly provided in the
Basic Documents, sell the Receivables after the termination of the
Indenture.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the
Certificateholder.

Section 4.03.     Action By Certificateholder with Respect to Bankruptcy. The
Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the
Certificateholder and the delivery to the Owner Trustee by the
Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent.

Section 4.04.     Restrictions on Certificateholder's Power.  The
Certificateholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner
Trustee be obligated to follow any such direction, if given.

                                   ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.     Establishment of Trust Account.  The Owner Trustee, for the
benefit of the Certificateholder, shall establish and maintain in the name of the Trust an Eligible Securities Account (the "Certificate Distribution
Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholder.

      The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof.  Except as otherwise provided herein, the
Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholder.  If, at any time, the Certificate Distribution Account ceases to be an Eligible
Securities Account, the Owner Trustee shall within 10 Business Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new
Certificate Distribution Account as an Eligible Securities Account and shall transfer any cash or any investments to such new Certificate Distribution
Account.

Section 5.02.     Application of Trust Funds.

(a)   On each Distribution Date, the Owner Trustee will distribute amounts deposited in the Certificate Distribution Account pursuant to Sections 5.04 and 5.05 of the Sale and Servicing Agreement or pursuant to Section 5.04(b)
or 5.04(c) of the Indenture on or before such Distribution Date as follows:

                                       11

(i)   to the Certificateholder, to the extent necessary to reduce the
      Certificate Balance of the Certificate to zero, an amount equal to the excess if any, of the Regular Principal Distribution Amount for such
      Distribution Date over amounts distributable to the Noteholders pursuant to Section 5.04(c) of the Sale and Servicing Agreement on such
      Distribution Date; and

(ii)  to the Depositor, any remaining funds on deposit in the Certificate
      Distribution Account after distribution to the Certificateholder pursuant to the clause (i) above.

(b)   On each Distribution Date, the Owner Trustee shall send to the
Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.07 of the Sale and Servicing Agreement on such
Distribution Date.

(c)   In the event that any withholding tax is imposed on the Trust's payment
(or allocations of income) to the Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section.  The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholder sufficient funds for the payment of any tax that is legally owed or required to be withheld by the Trust (but such authorization shall not prevent the
Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to the Certificateholder shall be treated as cash distributed to the
Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this clause (c).  In the event that the Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with the
Certificateholder in making such claim so long as the Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

Section 5.03.     Method of Payment.  Subject to Section 9.01(c),
distributions required to be made to the Certificateholder on any
Distribution Date shall be made to the Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if the Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date or, if not, by check mailed to the Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

Section 5.04.     No Segregation of Monies; No Interest.  Subject to
Section 5.01 and 5.02, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the
Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

                                       12

Section 5.05.     Accounting and Report to the Noteholders, the
Certificateholder, the Internal Revenue Service and Others.  The Owner
Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a fiscal year basis ending December 31, (or such other period as may be required by applicable law), with the first year being a short year ending
December 31, 20[__], and on the accrual method of accounting, (b) deliver to the Certificateholder, as may be required by the Code and applicable Treasury
Regulations, such information as may be required to enable the
Certificateholder to prepare its federal and state income tax returns, and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a disregarded entity for federal income tax purposes and (c) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to distributions from the Trust.

                                ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.     General Authority.  The Owner Trustee is authorized and
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the
Trust pursuant to the Basic Documents.  The Owner Trustee is further authorized from time to time to take such action as the Administrator directs in writing with respect to the Basic Documents.

Section 6.02.     General Duties.  It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents and to administer the
Trust in the interest of the Certificateholder, subject to the Basic
Documents and in accordance with the provisions of this Agreement.
Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic
Documents to the extent the Administrator has agreed in the Administration
Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

Section 6.03.     Action Upon Instruction.

(a)   Subject to Article IV, the Certificateholder may, by written instruction, direct the Owner Trustee in the management of the Trust.  Such direction may be exercised at any time by written instruction of the
Certificateholder pursuant to Article IV.

(b)   The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely

                                       13

to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)   Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any
Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholder received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interest of the Certificateholder, and shall have no liability to any
Person for such action or inaction.

(d)   In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the
Certificateholder and shall have no liability to any Person for such action or inaction.

Section 6.04.     No Duties Except as Specified in This Agreement or in
Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03;
and no implied duties or obligations shall be read into this Agreement or any
Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any
Basic Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

                                       14

Section 6.05.     No Action Except under Specified Documents or
Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the
Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06.     Restrictions.  The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust being treated as a association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.  The
Owner Trustee and the Depositor agree that no election to treat the Trust as an association (or publicly traded partnership) taxable as a corporation for
United States federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the Trust.  The Certificateholder shall not direct the Owner Trustee or the Depositor to take action that would violate the provisions of this Section.

                                ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

Section 7.01.     Acceptance of Trusts and Duties.  The Owner Trustee hereby accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.  The
Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic
Documents and this Agreement.  The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)   the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

(b)   the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the written instructions of the Administrator or the Certificateholder;

(c)   no provision of this Agreement or any Basic Document shall require the
Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)   under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                                       15

(e)   the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Certificateholder, other than as expressly provided for herein and in the
Basic Documents;

(f)   the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee or the Servicer under any of the
Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

(g)   the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Certificateholder, unless the Certificateholder has offered to the Owner
Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

Section 7.02.     Furnishing of Documents.  The Owner Trustee shall furnish
(a) to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the
Owner Trustee under the Basic Documents and (b) to the Indenture Trustee promptly upon written request therefor, copies of the Purchase Agreement, the
Sale and Servicing Agreement, the Administration Agreement and the Trust
Agreement.

Section 7.03.     Representations and Warranties.  The Owner Trustee hereby
represents and warrants to the Certificateholder that:

(a)   It is a banking association duly organized and validly existing in good standing under the federal laws of the United States and satisfies the eligibility criteria set forth in Section 10.01. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)   It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)   Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or
Delaware law, governmental rule or regulation governing the banking or trust

                                       16

powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

Section 7.04.     Reliance; Advice of Counsel.

(a)   The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)   In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic
Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner
Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner
Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by
it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

Section 7.05.     Not Acting in Individual Capacity.  Except as provided in
this Article VII, in accepting the trusts hereby created, [Owner Trustee]
acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 7.06.     Owner Trustee Not Liable for the Certificate, Notes or
Receivables.  The recitals contained herein and in the Certificate (other than the signature and counter-signature of the Owner Trustee on the
Certificate and its representations and warranties in Section 7.03) shall not be taken as the statements of the Owner Trustee and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or of the Certificate (other than the signature and countersignature of the Owner
Trustee on the Certificate), or the Notes or of any other Basic Document or of any Receivable or related documents.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to

                                       17

generate the payments to be distributed to the Certificateholder under this
Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any
Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment;
the completeness of any Receivable; the performance or enforcement of any
Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the
Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

Section 7.07.     Owner Trustee May Own the Certificate and Notes.  The Owner
Trustee in its individual or any other capacity may become the owner or pledgee of the Certificate or the Notes and may deal with the Depositor, the
Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE

Section 8.01.     Owner Trustee's Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the
Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 11.08.

Section 8.02.     Indemnification.  The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified
Party in any way relating to or arising out of this Agreement, the Basic
Documents, the Owner Trust Estate, the administration of the Owner Trust
Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner
Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 11.08.  The indemnities contained in this
Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the

                                       18

Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

Section 8.03.     Payments to the Owner Trustee.  Any amounts paid to the
Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

Section 9.01.     Termination of Trust Agreement.

(a)   This Agreement (other than Article VIII and Section 11.08) and the
Trust shall terminate and be of no further force or effect, upon the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the
Sale and Servicing Agreement and Article V.  Any money or other property held as part of the Owner Trust Estate following such distribution shall be distributed to the Depositor.  The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not (x) operate to terminate this Agreement or the Trust, or (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)   Except as provided in Section 9.01(a), neither the Depositor nor the
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)   Notice of any termination of the Trust, specifying the Distribution
Date upon which the Certificateholder shall surrender the Certificate to the
Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholder mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01(c) of the Sale and Servicing Agreement,
stating (i) the Distribution Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the
Certificate at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the
Paying Agent therein specified.  The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying
Agent at the time such notice is given to the Certificateholder.  Upon presentation and surrender of the Certificate, the Paying Agent shall cause to be distributed to the Certificateholder amounts distributable on such
Distribution Date pursuant to Section 5.02.

            In the event that the Certificateholder shall not surrender the
      Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Certificateholder to surrender the
      Certificate for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice the

                                       19

      Certificate shall not have been surrendered for cancellation, the Owner
      Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of the Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this
      Agreement.  Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

(d)   Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.    Eligibility Requirements for Owner Trustee.  The Owner
Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least
"Baa3" by Moody's and at least "BBB-" by Standard & Poor's.  If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.    Resignation or Removal of Owner Trustee.  The Owner Trustee
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Certificateholder and the
Administrator; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner
Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner
Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner
Trustee.  If the Depositor shall remove the Owner Trustee under the authority

                                       20

of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and the Depositor shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this
Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the
Rating Agencies.

Section 10.03.    Successor Owner Trustee.  Any successor Owner Trustee
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Depositor, the Certificateholder and to its predecessor Owner Trustee, with a copy thereof delivered to the Administrator, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

      No successor Owner Trustee shall accept  appointment as provided in this
Section unless  at the time of such  acceptance  such successor  Owner Trustee shall be eligible pursuant to Section 10.01.

      Upon acceptance of appointment by a successor Owner Trustee  pursuant to this Section,  the Depositor  shall mail notice of the successor of such Owner
Trustee to the  Certificateholder,  the Indenture Trustee, the Noteholders and
the Rating  Agencies.  If the Depositor  shall fail to mail such notice within
10 days after  acceptance of appointment by the successor  Owner Trustee,  the successor  Owner  Trustee  shall cause such notice to be mailed at the expense of the Depositor.

Section 10.04.    Merger or Consolidation of Owner Trustee.  Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder;
provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

                                       21

Section 10.05.    Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Equipment may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Owner Trustee to act as co-trustee, jointly with the
Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the
Depositor and the Owner Trustee may consider necessary or desirable.  If the
Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this
Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

      Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)   all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the
Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii)  no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and
(iii) the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice,  request or other  writing  given to the Owner Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement and the  conditions of this Article.  Each  separate  trustee and  co-trustee, upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Owner Trustee or separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically  including every provision of this  Agreement  relating to the conduct of,  affecting  the  liability of, or affording  protection to, the Owner  Trustee.  Each such  instrument  shall be filed with the Owner  Trustee and a copy thereof given to the  Depositor,  the
Owner and the Administrator.

                                       22

      Any  separate  trustee or  co-trustee  may at any time appoint the Owner
Trustee, its agent or attorney-in-fact  with full power and authority,  to the extent  not  prohibited  by law,  to do any  lawful act under or in respect of this  Agreement  on its behalf  and in its name.  If any  separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Owner Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

                                  ARTICLE XI

                                MISCELLANEOUS

Section 11.01.    Supplements and Amendments.  This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the
Rating Agencies, without the consent of any of the Noteholders or the
Certificateholder to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this
Agreement or of modifying in any manner the rights of the Noteholders or the
Certificateholder; provided, however, that such amendment shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Owner or the federal tax characteristics of the Notes.

      This  Agreement  may also be amended from time to time by the  Depositor and the Owner Trustee, with prior written notice to the Rating Agencies,  with the  consent of the  Certificateholders  of Notes  evidencing  not less than a majority of the Outstanding  Principal Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement or of modifying in any manner the rights of the
Noteholders;  provided,  however, that no such amendment shall (a) increase or reduce in any  manner the  amount  of, or  accelerate  or delay the timing of, collections  of  payments  on  Receivables  or  distributions  that  shall  be
required   to  be  made   for  the   benefit   of  the   Noteholders   or  the
Certificateholder  or (b) reduce the aforesaid  percentage of the  Outstanding
Principal  Amount of the Notes or the  Certificate  required to consent to any such  amendment,  without the  consent of the  holders of all the  outstanding
Notes and the Certificate.

      Promptly  after the  execution  of any such  amendment  or consent,  the
Owner  Trustee  shall furnish  written  notification  of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

      It shall  not be  necessary  for the  consent  of the  Noteholders,  the
Certificateholder  or  the  Indenture  Trustee  pursuant  to  this  Section to approve the  particular  form of any  proposed  amendment  or consent,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner  of  obtaining  such  consents  shall  be  subject  to such  reasonable requirements as the Owner Trustee may prescribe.

      Promptly  after the  execution of any  amendment to the  Certificate  of
Trust,  the Owner  Trustee shall cause the filing of such  amendment  with the
Secretary of State.

                                       23

      Prior to the execution of any  amendment to this  Agreement or any other
Basic  Document,  the Owner Trustee shall be entitled to receive and rely upon an  Opinion  of  Counsel  stating  that the  execution  of such  amendment  is authorized or permitted by this Agreement and the other Basic  Documents.  The
Owner  Trustee  may,  but  shall  not be  obligated  to,  enter  into any such amendment which affects the Owner  Trustee's own rights,  duties or immunities under this Agreement or otherwise.

Section 11.02.    No Legal Title to Owner Trust Estate in the Owner.  The
Certificateholder shall not have legal title to any part of the Owner Trust
Estate.  The Certificateholder shall be entitled to receive distributions with respect to its ownership interest therein only in accordance with
Articles V and IX.  No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholder to and in its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 11.03.    Limitations on Rights of Others.  The provisions of this
Agreement are solely for the benefit of the Owner Trustee, the Depositor, the
Certificateholder, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this
Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust
Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04.    Notices.  (a)  Unless otherwise expressly specified or
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust
Office; if to the Depositor, addressed to Caterpillar Financial Funding
Corporation, 4040 S. Eastern Avenue, Suite 344, Las Vegas, Nevada 89119; or,
as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)   Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid, at the address of such
Certificateholder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.05.    Severability.  Any provision of this Agreement that is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                       24

Section 11.06.    Separate Counterparts.  This Agreement may be executed by
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.07.    Successors and Assigns.  All covenants and agreements
contained herein shall be binding upon, and inure to the benefit of, the
Depositor, the Owner Trustee and its successors and the Certificateholder and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the
Certificateholder shall bind the successors and assigns of the
Certificateholder.

Section 11.08.    No Petition.  Notwithstanding any prior termination of this
Agreement, the Owner Trustee, the Certificateholder, by accepting the
Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day after the termination of the
Trust, institute against the Depositor or the Issuing Entity, or join in any institution against the Depositor or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the
Notes, this Agreement or any of the Basic Documents.

Section 11.09.    No Recourse.  The Certificateholder by accepting the
Certificate acknowledges that the Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor, the Servicer, the Administrator, the Owner
Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the other Basic
Documents.

Section 11.10.    Headings.  The headings of the various Articles and
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.    GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.12.    Certificate Transfer Restrictions.

(a)   The Certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA")), whether or not such plan is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in
Section 4975(e)(1) of the Code), whether or not such plan is subject to
Section 4975 of the Code, or (iii) any entity whose underlying assets include
"plan assets" by reason of any such plan's investment in the entity and the application of U.S. Department of Labor (the "DOL") Regulation Section
2510.3-101 (the "Plan Asset Regulation") (excluding any investment company that is registered under the Investment Company Act of 1940, as amended)

                                       25

(each, a "Benefit Plan Investor"), except as provided in the following sentence.  By accepting and holding the Certificate, the Certificateholder thereof shall be deemed to have represented, warranted and covenanted that it is (A) not a Benefit Plan Investor, and that no assets of any Benefit Plan
Investor were used to acquire the Certificate, or (B) it is an insurance company acting on behalf of its general account, and (i) on the date it acquires the Certificate, less than 25% of the assets of such general account constitute Plan Assets and (ii) if at any time during any calendar quarter after the initial acquisition of the Certificate, 25% or more of the assets of such general account constitute "plan assets" (as defined in the Plan
Asset Regulation) and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificate under
Section 401(c) of ERISA and final regulations thereunder or an exemption or regulation issued by the DOL under ERISA, then such insurance company will dispose of the Certificate then held in its general account by the end of the next following calendar quarter, and shall deliver to the Owner Trustee at the time of acquisition of the Certificate a duly executed Certificateholder
Certification in the form set forth in Exhibit C.

(b)   The Certificate may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section
7701(a)(30) of the Code.  By accepting and holding the Certificate, the
Certificateholder shall be deemed to have represented and warranted under penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. person and shall deliver to the Owner Trustee, at the time of acquisition of the Certificate and thereafter from time to time upon request, a duly executed Certificateholder Certification in the form set forth in Exhibit C.

Section 11.13.    Depositor Payment Obligation.  The Depositor shall be
responsible for payment of the Administrator's fees under the Administration
Agreement (to the extent not paid pursuant to Section 5.04 of the Sale and
Servicing Agreement) and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder.

                                   ARTICLE XII

                           REGULATION AB COMPLIANCE

Section 12.01.    Intent of the Parties; Reasonableness.  The Depositor and
the Owner Trustee acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the Issuing Entity and the Depositor with the provisions of Regulation AB and related rules and regulations of the
Commission.  Neither the Issuing Entity nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act.  The Owner
Trustee acknowledges that interpretations of the requirements of Regulation
AB may change over time, whether due to interpretive guidance provided by the
Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation
AB.  The Owner Trustee shall cooperate fully with the Issuing Entity and the
Depositor to deliver to the Issuing Entity (including any of their respective assignees or designees) and the Depositor any and all statements, reports, certifications, records and any other information necessary in the good faith

                                       26

determination of the Issuing Entity or the Depositor to permit the Issuing
Entity or the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Owner Trustee and the Notes reasonably believed by the Issuing Entity or the Depositor to be necessary in order to effect such compliance.

Section 12.02.    Additional Representations and Warranties of the Owner
Trustee.

(a)      The Owner  Trustee  shall be deemed to  represent  and warrant to the
Issuing Entity and to the Depositor,  as of the date hereof and as of the date on which  information is first provided to the Issuing Entity or the Depositor under  Section  12.03,  that,  except as  disclosed  in writing to the Issuing
Entity or such  Depositor  prior to such date: (i) it is not aware and has not received  notice that any default,  early  amortization  or other  performance triggering  event has occurred as to any other  securitization  due to any act or failure to act of the Owner  Trustee;  (ii) it has not been  terminated  as trustee in a  securitization  of lease or  installment  contract  receivables;
(iii)  there are no  aspects  of its  financial  condition  that  could have a material  adverse effect on the  performance by it of its trustee  obligations under  this  Agreement;  (iv) there are no legal or  governmental  proceedings pending  (or known to be  contemplated)  against it that would have a material adverse  impact on its  ability  to act as Owner  Trustee  hereunder;  and (v)
there are no  affiliations,  relationships  or  transactions  relating  to the
Owner Trustee with respect to any  Transaction  Party required to be disclosed under Item 1119 of Regulation AB.

(b)   If so requested by the Issuing  Entity or the  Depositor  following  the date hereof,  the Owner Trustee  shall,  within five  Business Days  following such  request,  confirm in writing  the  accuracy of the  representations  and warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such representation  and warranty is not accurate as of the date of such request or such  confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing, to the requesting party.

Section 12.03.    Information to Be Provided by the Owner Trustee.

(a)      For the  purpose  of  satisfying  the  reporting  obligations  of the
Issuing  Entity under the  Exchange  Act with respect to the Notes,  the Owner
Trustee  shall (i) notify the Issuing  Entity and the  Depositor in writing of
(A) any material  litigation or governmental  proceedings  pending against the
Owner Trustee,  (B) any  affiliations or relationships  that develop following the date hereof between the Owner Trustee and any  Transaction  Party that are required to be disclosed  under Item 1119 of Regulation AB, and (C) any change in control or sale of substantially  all the assets of the Owner Trustee,  and
(ii) provide to the Issuing Entity and the Depositor a written  description of such litigation proceedings, affiliations, relationships or corporate changes.

(b)      In addition to such  information as the Owner Trustee is obligated to provide  pursuant to other  provisions of this  Agreement,  if so requested by the Issuing  Entity or the  Depositor,  the Owner  Trustee  shall provide such
information   reasonably   available  to  the  Owner  Trustee   regarding  the
performance  or  servicing of the  Receivables  as is  reasonably  required to facilitate  preparation of  distribution  reports in accordance with Item 1121 of Regulation AB.

Section 12.04.    Indemnification; Remedies.

                                       27

(a)   The Owner Trustee shall indemnify the Issuing Entity,  each affiliate of the Issuing Entity,  the Depositor,  the Servicer and each Person  responsible for the  preparation,  execution or filing of any report  required to be filed with the  Commission  with respect to the Notes,  each broker dealer acting as underwriter,  placement agent or initial purchaser or each Person who controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange  Act);  and the  respective  present and former directors,  officers, employees and agents of each of the foregoing, and shall hold each of them  harmless from and against any losses,  damages,  penalties, fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon:

(i)   (A) any untrue  statement of a material fact  contained or alleged to be
contained  in  any  information,   report,  certification  or  other  material
provided  under  this  Article  XII  by or on  behalf  of  the  Owner  Trustee
(collectively,  the  "Trustee  Information"),  or (B) the  omission or alleged omission to state in the Trustee  Information  a material  fact required to be stated  in  the  Trustee  Information  or  necessary  in  order  to  make  the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this  paragraph  shall  be  construed  solely  by  reference  to  the  Trustee
Information and not to any other  information  communicated in connection with a sale or  purchase  of  securities,  without  regard to whether  the  Trustee
Information  or any portion  thereof is presented  together with or separately from such other information;

(ii)  any  failure by the Owner  Trustee to deliver any  information,  report, certification  or other  material when and as required under this Article XII;
or

(iii) any breach by the Owner  Trustee of a  representation  or  warranty  set forth in  Section  12.02(a)  or in a writing  furnished  pursuant  to  Section
12.02(b).

(b)   In the case of any failure of  performance  described in clause  (a)(ii)
of this  Section,  the Owner  Trustee  shall  promptly  reimburse  the Issuing
Entity,  the Depositor,  as applicable,  and each Person  responsible  for the preparation,  execution or filing of any report  required to be filed with the
Commission  with  respect to the Notes for all costs  reasonably  incurred  by each such party in order to obtain the information,  report,  certification or other material not delivered as required by the Owner Trustee.

                           [Signature Page Follows]

                                       28

      IN WITNESS WHEREOF,  the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized,  as of the day and year first above written.

                                       [OWNER TRUSTEE],
                                       not in its individual capacity but
                                       solely as Owner Trustee,

                                       By:_____________________________________
                                          Name:
                                          Title:

                                       CATERPILLAR FINANCIAL FUNDING
                                       CORPORATION, as Depositor,

                                       By:_____________________________________
                                          Name:
                                          Title:

                                  EXHIBIT A

                             FORM OF CERTIFICATE

NUMBER                                                          $[___________]
R-1

                     SEE REVERSE FOR CERTAIN DEFINITIONS

                THIS CERTIFICATE IS ONLY TRANSFERABLE IN WHOLE
                  AND IS SUBJECT TO RESTRICTIONS ON TRANSFER
                       SET FORTH IN THE TRUST AGREEMENT

      THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  AND WILL NOT BE  REGISTERED
UNDER THE UNITED STATES  SECURITIES  ACT OF 1933, AS AMENDED (THE  "SECURITIES
ACT"),  AND MAY  NOT BE  OFFERED,  SOLD OR  DELIVERED  UNLESS  PURSUANT  TO AN
EFFECTIVE  REGISTRATION  STATEMENT  OR  PURSUANT  TO  AN  EXEMPTION  FROM  THE
SECURITIES ACT.

      THIS  CERTIFICATE  MAY NOT BE  ACQUIRED  BY OR FOR THE ACCOUNT OF (i) AN
EMPLOYEE  BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA")),  WHETHER OR NOT SUCH PLAN
IS SUBJECT TO THE  PROVISIONS OF TITLE I OF ERISA,  (ii) A PLAN (AS DEFINED IN
SECTION  4975(e)(1)  OF THE  CODE),  WHETHER  OR NOT SUCH PLAN IS  SUBJECT  TO
SECTION 4975 OF THE CODE, OR (iii) ANY ENTITY WHOSE UNDERLYING  ASSETS INCLUDE
"PLAN  ASSETS" BY REASON OF ANY SUCH PLAN'S  INVESTMENT  IN THE ENTITY AND THE
APPLICATION  OF U.S.  DEPARTMENT  OF  LABOR  (THE  "DOL")  REGULATION  SECTION
2510.3-101  (THE "PLAN ASSET  REGULATION")  (EXCLUDING ANY INVESTMENT  COMPANY
THAT IS  REGISTERED  UNDER THE  INVESTMENT  COMPANY  ACT OF 1940,  AS AMENDED)
(EACH,  A  "BENEFIT  PLAN  INVESTOR"),  EXCEPT AS  PROVIDED  IN THE  FOLLOWING
SENTENCE.  BY  ACCEPTING  AND HOLDING  THIS  CERTIFICATE,  THE HOLDER  THEREOF
SHALL BE DEEMED TO HAVE  REPRESENTED,  WARRANTED AND COVENANTED THAT IT IS (A)
NOT A BENEFIT PLAN  INVESTOR,  AND THAT NO ASSETS OF ANY BENEFIT PLAN INVESTOR
WERE USED TO  ACQUIRE  THIS  CERTIFICATE,  OR (B) IT IS AN  INSURANCE  COMPANY
ACTING ON BEHALF OF ITS GENERAL ACCOUNT,  AND (i) ON THE DATE IT ACQUIRES THIS
CERTIFICATE,  LESS THAN 25% OF THE ASSETS OF SUCH GENERAL  ACCOUNT  CONSTITUTE
PLAN  ASSETS AND (ii) IF AT ANY TIME  DURING ANY  CALENDAR  QUARTER  AFTER THE
INITIAL  ACQUISITION  OF THIS  CERTIFICATE,  25% OR MORE OF THE ASSETS OF SUCH
GENERAL  ACCOUNT  CONSTITUTE  "PLAN  ASSETS"  (AS  DEFINED  IN THE PLAN  ASSET
REGULATION)  AND NO  EXEMPTION OR EXCEPTION  FROM THE  PROHIBITED  TRANSACTION
RULES  APPLIES TO THE  CONTINUED  HOLDING OF THIS  CERTIFICATE  UNDER  SECTION
401(c)  OF  ERISA  AND  FINAL  REGULATIONS   THEREUNDER  OR  AN  EXEMPTION  OR

                                       A-1

REGULATION  ISSUED BY THE DOL UNDER ERISA,  THEN SUCH  INSURANCE  COMPANY WILL
DISPOSE  OF  THIS  CERTIFICATE  BY  THE  END OF THE  NEXT  FOLLOWING  CALENDAR
QUARTER,  AND SHALL DELIVER TO THE OWNER TRUSTEE AT THE TIME OF ACQUISITION OF
THIS CERTIFICATE A DULY EXECUTED  CERTIFICATEHOLDER  CERTIFICATION IN THE FORM
SET FORTH IN EXHIBIT C TO THE TRUST AGREEMENT REFERRED TO HEREIN.

      THIS  CERTIFICATE  MAY  NOT BE  ACQUIRED  BY OR FOR  THE  ACCOUNT  OF AN
INDIVIDUAL  OR  ENTITY  THAT  IS NOT A  U.S.  PERSON  AS  DEFINED  IN  SECTION
7701(a)(30)  OF THE CODE.  BY  ACCEPTING  AND HOLDING  THIS  CERTIFICATE,  THE
HOLDER SHALL BE DEEMED TO HAVE  REPRESENTED  AND WARRANTED  THAT IT (OR, IF IT
IS ACTING AS A  NOMINEE,  THE  BENEFICIAL  OWNER) IS A U.S.  PERSON  AND SHALL
DELIVER TO THE OWNER TRUSTEE,  AT THE TIME OF ACQUISITION OF THIS  CERTIFICATE
AND THEREAFTER FROM TIME TO TIME UPON REQUEST,  A DULY EXECUTED  CERTIFICATION
IN THE FORM SET FORTH IN EXHIBIT C TO THE TRUST AGREEMENT.

      THE  CERTIFICATE   BALANCE  OF  THIS  CERTIFICATE  IS  DISTRIBUTABLE  IN
INSTALLMENTS  AS  SET  FORTH  IN  THE  TRUST   AGREEMENT.   ACCORDINGLY,   THE
OUTSTANDING  CERTIFICATE  BALANCE OF THIS  CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                       A-2

                 CATERPILLAR FINANCIAL ASSET TRUST 20[__]-[_]

                           ASSET BACKED CERTIFICATE

evidencing an undivided  interest in the Trust, as defined below, the property of which  includes a pool of retail  installment  sale  contracts  and finance leases  secured by new and used  machinery and certain  monies due or received thereunder and sold to the Trust (as defined  below) by Caterpillar  Financial
Funding Corporation.

(This  Certificate  does  not  represent  an  interest  in  or  obligation  of
Caterpillar  Financial Funding  Corporation,  Caterpillar  Financial  Services
Corporation,  Caterpillar Inc. or any of their respective  affiliates,  except to the extent described below.)

      THIS  CERTIFIES  THAT   ______________________________________   is  the
registered    holder   of    ______________________________________    DOLLARS
($___________)  nonassessable,  fully-paid,  undivided interest in Caterpillar
Financial   Asset  Trust   20[__]-[_]  (the  "Trust")  formed  by  Caterpillar
Financial Funding Corporation, a Nevada corporation (the "Depositor").

      The  Trust  was  created  pursuant  to an  Amended  and  Restated  Trust
Agreement,  dated as of [Date] (the "Trust Agreement"),  between the Depositor and [Owner Trustee],  as trustee (the "Owner  Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth below.  To the extent not otherwise defined herein,  the capitalized terms used herein have the meanings assigned to them in the Trust  Agreement or the Sale and Servicing  Agreement,
dated as of [Date] (the "Sale and Servicing Agreement"),  among the Trust, the
Depositor and Caterpillar  Financial  Services  Corporation,  as servicer (the
"Servicer"), as applicable.

      This  Certificate is the duly authorized  Certificate  designated as the
"Asset Backed  Certificate"  (herein  called the  "Certificate").  Also issued under the  Indenture,  dated as of  [Date],  between  the Trust and U.S.  Bank
National  Association,   as  trustee  (the  "Indenture  Trustee"),  are  Notes
designated  as "Class A-1 [__]% Asset  Backed  Notes" (the "Class A-1 Notes"),
"Class A-2 [__]%  Asset  Backed  Notes" (the  "Class A-2  Notes"),  "Class A-3
[__]% Asset  Backed  Notes" (the  "Class A-3  Notes"),  "Class A-4 [__]% Asset
Backed  Notes" (the "Class A-4 Notes") and "Class B [__]% Asset Backed  Notes"
(the "Class B Notes";  together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes,  the "Notes").  This  Certificate
is issued under and is subject to the terms,  provisions and conditions of the
Trust  Agreement,  to which Trust Agreement the holder of this  Certificate by virtue of the  acceptance  hereof  assents  and by which such holder is bound.
The  property  of  the  Trust  includes  a pool  of  retail  installment  sale
contracts  and  finance   leases  secured  by  new  and  used  equipment  (the
"Receivables"),  all monies  received on or after [Date] from  payments on the
Receivables,  security interests in the equipment financed thereby and certain other cross-collateralized  equipment,  certain bank accounts and the proceeds thereof,  proceeds from claims on certain insurance policies and certain other rights under the Trust  Agreement  and the Sale and Servicing  Agreement,  all
right,  title, and interest of the Depositor in and to the Purchase  Agreement dated as of [Date] between Caterpillar  Financial Services Corporation and the
Depositor and all proceeds of the  foregoing.  The holder of this  Certificate acknowledges  and agrees that its rights to receive  distributions  in respect

                                       A-3

of this  Certificate  are  subordinated  to the rights of the  Noteholders  as described in the Sale and Servicing Agreement and the Indenture.

      Under the Trust Agreement,  there will be distributed on the 25th day of each month or, if such day is not a Business  Day, the next  Business Day (the
"Distribution  Date"),  commencing  on [Date] to the Person in whose name this
Certificate  is  registered  at the close of business on the last calendar day of the month preceding the month in which such  Distribution  Date occurs (the
"Record Date") the amount to be distributed to the  Certificateholder  on such
Distribution Date.

      Notwithstanding  any  prior  termination  of the  Trust  Agreement,  the
Certificateholder,  by its  acceptance  of  this  Certificate,  covenants  and agrees  that it shall  not,  prior  to the date  which is one year and one day after the  termination  of the Trust,  institute  against the Depositor or the
Issuing  Entity,  or join in any  institution  against  the  Depositor  or the
Issuing Entity of, any bankruptcy, reorganization,  arrangement, insolvency or liquidation proceedings,  or other proceedings under any United States federal or  state  bankruptcy  or  similar  law in  connection  with  any  obligations relating to this  Certificate,  the Notes,  the Trust  Agreement or any of the
Basic Documents.

      Distributions  on this Certificate will be made as provided in the Trust
Agreement  by the  Owner  Trustee  by wire  transfer  or check  mailed  to the
Certificateholder   of  record  in  the  Certificate   Register   without  the
presentation  or surrender of this  Certificate  or the making of any notation
hereon.   Except  as   otherwise   provided   in  the  Trust   Agreement   and
notwithstanding  the above, the final distribution on this Certificate will be made  after  due  notice  by  the  Owner  Trustee  of  the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency  maintained  for the purpose by the Owner  Trustee in the
Borough of Manhattan, The City of New York.

      This  Certificate  does not represent an  obligation  of, or an interest in, the Depositor,  the Servicer,  Caterpillar  Inc., the Owner Trustee or any
Affiliates  of any of them and no recourse  may be had against such parties or their assets,  except as may be expressly set forth or contemplated  herein or in the Trust Agreement or the Basic Documents.  In addition,  this Certificate is not  guaranteed  by  any  governmental  agency  or  instrumentality  and is limited  in right of  payment  to  certain  collections  with  respect  to the
Receivables  (and certain other amounts),  all as more  specifically set forth herein and in the Sale and Servicing  Agreement and the Trust Agreement.  This
Certificate  is  limited  in right  of  payment  to  certain  collections  and recoveries  respecting the Receivables,  all as more specifically set forth in the Sale and Servicing  Agreement and the Trust  Agreement.  A copy of each of the Sale and  Servicing  Agreement  and the Trust  Agreement  may be  examined during normal business hours at the principal office of the Depositor,  and at
such  other   places,   if  any,   designated   by  the   Depositor,   by  the
Certificateholder upon written request.

      The Trust Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the  Depositor  and  the  rights  of the  Certificateholder  under  the  Trust
Agreement at any time by the  Depositor and the Owner Trustee with the consent of the holders of the Notes evidencing a majority of the outstanding Notes.

                                       A-4

      As provided in the Trust  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is  registerable  in the
Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained by the Owner  Trustee in the  Borough of  Manhattan,  in the City of New York,
accompanied by a written  instrument of transfer in force  satisfactory to the
Owner  Trustee  and the  Certificate  Registrar  duly  executed  by the holder hereof  or such  holder's  attorney  duly  authorized  in  writing  and a duly executed  Certificateholder  Certification  of  the  transferee  thereof,  and thereupon one or more new Certificates of authorized  denominations evidencing the same  aggregate  interest  in the Trust  will be issued to the  designated transferee.  No  service  charge  will be made  for any such  registration  of transfer,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection  therewith.  The initial  Certificate  Registrar appointed under the Trust Agreement is [Name], New York, New York.

      The Owner Trustee, the Certificate  Registrar and any agent of the Owner
Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate  Registrar  or any such  agent  shall be affected by any notice to the contrary.

      The obligations and responsibilities  created by the Trust Agreement and
the  Trust  created   thereby  shall   terminate   upon  the  payment  to  the
Certificateholder  of all  amounts  required  to be paid to it pursuant to the
Trust  Agreement and the Sale and Servicing  Agreement and the  disposition of all property held as part of the Trust.  The Servicer of the  Receivables  may at its option  purchase  the corpus of the Trust at a price  specified  in the
Sale and Servicing  Agreement,  and such purchase of the Receivables and other property  of the  Trust  will  effect  early  retirement  of the  Certificate;
provided,  however,  such  right  of  purchase  is  exercisable  only  on  any
Distribution  Date on which the Note Value is 10% or less of the Initial  Note
Value .

      This  Certificate  may not be  acquired  by or for the account of (i) an employee  benefit plan (as defined in Section 3(3) of the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA")),  whether or not such plan is subject to the  provisions of Title I of ERISA,  (ii) a plan (as defined in
Section  4975(e)(1)  of the  Code),  whether  or not such plan is  subject  to
Section 4975 of the Code, or (iii) any entity whose underlying  assets include
"plan  assets" by reason of any such plan's  investment  in the entity and the application  of U.S.  Department  of  Labor  (the  "DOL")  Regulation  Section
2510.3-101  (the "Plan Asset  Regulation")  (excluding any investment  company that is  registered  under the  Investment  Company  Act of 1940,  as amended)
(each,  a  "Benefit  Plan  Investor"),  except as  provided  in the  following sentence.  By  accepting  and holding  this  Certificate,  the holder  thereof shall be deemed to have  represented,  warranted and covenanted that (A) it is not a Benefit Plan  Investor,  and that no assets of any Benefit Plan Investor were used to  acquire  this  Certificate,  or (B) it is an  insurance  company acting on behalf of its general account,  and (i) on the date it acquires this
Certificate,  less than 25% of the assets of such general  account  constitute
Plan  Assets and (ii) if at any time  during any  calendar  quarter  after the initial  acquisition  of this  Certificate,  25% or more of the assets of such general  account  constitute  "plan  assets"  (as  defined  in the Plan  Asset
Regulation)  and no  exemption or exception  from the  prohibited  transaction rules  applies to the  continued  holding of this  Certificate  under  Section
401(c)  of  ERISA  and  final  regulations   thereunder  or  an  exemption  or
regulation  issued by the DOL under ERISA,  then such  insurance  company will dispose  of  this  Certificate  by  the  end of the  next  following  calendar

                                       A-5

quarter,  and shall deliver to the Owner Trustee at the time of acquisition of this Certificate a duly executed  Certificateholder  Certification in the form set forth in Exhibit C to the Trust Agreement.

      This  Certificate  may  not be  acquired  by or for  the  account  of an individual  or  entity  that  is not a  U.S.  person  as  defined  in  Section
7701(a)(30)  of the Code.  By  accepting  and holding  this  Certificate,  the holder shall be deemed to have  represented  and warranted  under penalties of perjury that it (or, if it is acting as a nominee,  the beneficial owner) is a
U.S.  person  and  shall  deliver  to  the  Owner  Trustee,  at  the  time  of acquisition  of this  Certificate  and  thereafter  from  time  to  time  upon request,  a duly  executed  Certificateholder  Certification  in the  form set forth in Exhibit C to the Trust Agreement.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  by manual signature, this Certificate  shall not entitle the holder hereof to any benefit under the
Trust  Agreement  or the  Sale and  Servicing  Agreement  or be valid  for any purpose.

      THIS  CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF DELAWARE.

                                       A-6

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                       CATERPILLAR FINANCIAL ASSET TRUST
                                           20[__]-[_],

                                       By:  [Owner Trustee], as Owner Trustee

Dated:  __________                     By:____________________________________
                                           Name:
                                           Title:

                        CERTIFICATE OF AUTHENTICATION

 This is the Certificate referred to in the within-mentioned Trust Agreement.

[Owner Trustee], as Owner Trustee     or     [Owner Trustee], as Owner Trustee

                                             By   [NAME], as Authenticating
                                                  Agent
By:_______________________________________   By:_______________________________
           Authorized Signatory                        Authorized Signatory

                                       A-7

                                  ASSIGNMENT

      FOR VALUE RECEIVED the undersigned  hereby sells,  assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

____________________________________________________________________________
(Please  print  or type  name and  address,  including  postal  zip  code,  of assignee)

____________________________________________________________________________
the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

______________________________________________________  Attorney  to  transfer said Certificate on the books of the Certificate Register,  with full power of substitution in the premises.

Dated:                              _________________________________________*
                                    Signature Guaranteed:

                                    _________________________________________*

____________________

*  NOTICE:  The signature to this  assignment must correspond with the name as it  appears  upon  the face of the  within  Certificate  in every  particular, without alteration, enlargement or any change whatever.

                                       A-8

                                  EXHIBIT B

                           CERTIFICATE OF TRUST OF
                 CATERPILLAR FINANCIAL ASSET TRUST 20[__]-[_]

            THIS Certificate of Trust of Caterpillar Financial Asset Trust
20[__]-[_] (the "Trust") is being duly executed and filed on behalf of the
Trust by the undersigned, as trustee, to form a statutory trust under the
Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the "Act").

            Name.  The name of the statutory trust formed by this Certificate of Trust is Caterpillar Financial Asset Trust 20[__]-[_].

            Delaware Trustee.  The name and business address of the trustee of the Trust in the State of Delaware are [Name, Address, Attention: _____].

            Effective Date.  This Certificate of Trust shall be effective upon filing.

            IN WITNESS WHEREOF, the undersigned has duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    [Owner Trustee], not in its individual
                                    capacity but solely as Trustee

                                    By:_________________________________
                                    Name:
                                    Title:

                                       B-1

                                  EXHIBIT C

                       CERTIFICATEHOLDER CERTIFICATION

      This  Certificateholder  Certification  ("Certification")  is  delivered pursuant to Section  11.12(b) of Caterpillar  Financial Asset Trust 20[__]-[_]
Amended  and  Restated  Trust  Agreement,  dated  as  of  [Date]  (the  "Trust
Agreement"),  between  Caterpillar  Financial  Funding  Corporation and [Owner
Trustee],  as Owner Trustee,  in connection  with the acquisition of, transfer to or  possession  by  the  undersigned,  whether  as  beneficial  owner  (the
"Beneficial  Owner"),  or nominee on behalf of the  Beneficial  Owner,  of the
Caterpillar  Financial Asset Trust  20[__]-[_]  Asset Backed  Certificate (the
"Certificate").  Capitalized terms used but not defined in this  Certification have the respective meanings given them in the Trust Agreement.

      The holder must  complete  Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III of Section A.

      Section A. To confirm to the Trust that the  provisions  of Section 1446 of  the  Internal  Revenue  Code  (relating  to  withholding  tax  on  foreign partners) do not apply in respect of the Certificate  held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

      A.    Individual as Beneficial Owner

            1.    I am (The Beneficial Owner is) not a non-resident  alien for purposes of U.S. income taxation;

            2.    My (The Beneficial Owner's) name and home address are

                  _____________________________________________

                  _____________________________________________

                  _____________________________________________; and

            3.    My (The  Beneficial  Owner's) U.S.  taxpayer  identification number (Social Security Number) is ______________________.

      B.    Corporate, Partnership or other Entity as Beneficial Owner

            1.    ________________________________  (Name  of  the  Beneficial
                  Owner) is not a foreign  corporation,  foreign  partnership, foreign trust or foreign  estate (as those terms are defined in the Code and Treasury regulations);

                                       C-1

          2.    The   Beneficial   Owner's   office  address  and  place  of
                  incorporation           (if          applicable)          is
                  _________________________________________

                  _________________________________________; and

            3.    The Beneficial Owner's U.S. employer  identification  number
                  (Social Security Number) is _______________.

Part II - Nominees

      If  the  undersigned  is the  nominee  for  the  Beneficial  Owner,  the undersigned  certifies that this  Certification has been made in reliance upon information contained in:

      _________ an IRS Form W-9

      _________ a form such as this or substantially similar

provided to the  undersigned by an appropriate  person and (i) the undersigned agrees to notify  the Trust at least  thirty  (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in
Beneficial  Owners,  the undersigned  agrees to submit a new  Certification of
Non-Foreign Status to the Trust promptly after such change.

Part III - Declaration

      The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the Trust  within  sixty  (60) days of the date that the  Beneficial
Owner  becomes  a  foreign  person.  The  undersigned  understands  that  this
Certification  may be disclosed to the Internal  Revenue  Service by the Trust and any  false  statement  contained  therein  could be  punishable  by fines, imprisonment or both.

                                       C-2

      Under  penalty  of  perjury,   I  declare  that  I  have  examined  this
Certification  and to the best of my knowledge and belief it is true,  correct and complete and, if applicable,  I further declare that I have the authority*
to sign this document

________________________________________________________________
                                  Name

________________________________________________________________
                          Title (if applicable)

________________________________________________________________
                           Signature and Date

*NOTE:   If signed  pursuant  to a power of  attorney,  the power of  attorney must accompany this Certification.

      THE  CERTIFICATION  CONTAINED IN THIS SECTION A WILL BECOME  OBSOLETE AT
THE END OF THE THIRD YEAR AFTER THE  TAXABLE  YEAR OF THE TRUST  DURING  WHICH
THIS CERTIFICATION IS DELIVERED TO THE TRUST.

      Section B.  The undersigned hereby certifies that (check one):

                                      1.
 1.  [  ] no assets of any Benefit Plan Investor were used to acquire the Certificate.

            OR

                                      2.
 2.  [  ] I am an insurance company, acting on behalf of my general account, and

      a.    on the  date I  acquired  the  Certificate,  less  than 25% of the assets of my general account constituted Plan Assets, and

      b.    if, at any time  during any  calendar  quarter  after the  initial acquisition  of the  Certificate,  25% or more of the  assets of such  general account  constitute  "plan  assets" (as defined in the Plan Asset  Regulation)
and no exemption or exception  from the prohibited  transaction  rules applies to the continued  holding of the Certificate under Section 401(c) of ERISA and final  regulations  thereunder or an exemption or regulation issued by the DOL under ERISA,  then I will dispose of the  Certificate  then held in my general account by the end of the next  following  calendar  quarter and shall deliver to the Owner  Trustee at the time of  acquisition  of the  Certificate  a duly executed  Certificateholder  Certification  in the  form  set  forth  in  this exhibit.

      I declare that I have examined this  Certification and to the best of my knowledge and belief it is true,  correct and complete and, if  applicable,  I further declare that I have the authority* to sign this document

                                       C-3

________________________________________________________________
                                  Name

________________________________________________________________
                          Title (if applicable)

________________________________________________________________
                           Signature and Date

*NOTE:   If signed  pursuant  to a power of  attorney,  the power of  attorney must accompany this Certification.

                                       C-4